As filed with the Securities and Exchange Commission on March 9, 2004




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-08273
                                                     ---------



                        BUILDERS FIXED INCOME FUND, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)



                   218 HENRY ROAD, MANCHESTER, MISSOURI 63011
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 JOHN W. STEWART
                                 218 HENRY ROAD
                              MANCHESTER, MO 63011
                     (Name and address of agent for service)



                                 (636) 207-0160
                         Registrant's telephone number,
                               including area code



Date of fiscal year end: DECEMBER 31, 2003
                         -----------------



Date of reporting period: DECEMBER 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS.





                        BUILDERS FIXED INCOME FUND, INC.


                          ANNUAL REPORT TO SHAREHOLDERS


                                DECEMBER 31, 2003



















THIS REPORT IS PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

February 27, 2004

Dear Shareholder,

As the Chairman of the Builders Fixed Income Fund, Inc. (the "Fund"), I would like to express my sincere appreciation for your participation in the Fund. It is a privilege to serve the needs of our investors by providing quality fixed income investment services. In addition, the Fund's ProLoan program provides home mortgages to the buyers of newly constructed homes while also promoting employment opportunities for organized building trade members. Capital Mortgage Management, Inc. ("CMM"), the Fund's manager, actively participates in coordinating the origination and securitization of ProLoan home mortgages. Our hands-on approach leads to a substantial impact in our targeted mortgage markets.

We are pleased to present the Fund's financial statements for the year ended December 31, 2003. The Fund's goal is to deliver quality core fixed income management to its investors. Principal Global Investors, LLC, the Fund's subadviser, manages the Fund's investments and its ProLoan mortgage pipeline to achieve the best returns possible. Principal has a staff of over 70 portfolio managers, analysts and others knowledgeable in all aspects of the fixed income market. Principal's skill in mortgage-backed securities and fixed income investment management in general provides the resources needed to effectively manage the Fund's portfolio. The Fund's performance for the one-year ended December 31, 2003 was 3.48% before fees and 2.88% after fees. The Fund's five-year average return was 6.07% before fees and 5.44% after fees. Please see the Performance Graph in this Annual Report for complete standardized performance information. Principal has advised us that it will continue to maximize opportunities for the Fund in the fixed income markets.

For the year ended December 31, 2003, new investments and dividends reinvested in the Fund totaled $13,944,167 and $11,163,465, respectively, while redemptions totaled $2,957,706. The Fund's net asset value per share was $14.80 at year-end compared to $15.02 on December 31, 2002. The Fund's total net assets increased to $259,378,405 on December 31, 2003 compared to $240,943,849 on December 31,
2002.

At CMM, we are focusing our efforts on developing new relationships with several institutional investors. Our marketing team will continue to promote the Fund to building trades members across the country. Through the ProLoan program, CMM also coordinated the origination and securitization of home mortgages in various cities in the Midwest, generating approximately 347 ProLoan applications in the principal amount of $70,867,953 in 2003, compared to 213 Proloan applications in the principal amount of $35,362,342 in 2002.

The ProLoan program will continue its substantial progress in St. Louis, Missouri, Chicago, Peoria, Springfield and Southern Illinois, Milwaukee, Wisconsin and Louisville, Kentucky.

We will strive to provide improved returns for our investors in the coming year, and to generate jobs and stimulate the economies served by the ProLoan program. As always, I am available to discuss all aspects of the Fund with our investors. Please do not hesitate to contact me with any questions.


                        Sincerely,


                        John W. Stewart
                        Chairman and President
                        Builders Fixed Income Fund, Inc.




PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

February 27, 2004

Dear Shareholder:

While U.S. interest rates (based on the 10-year Treasury bond) ended 2003 very close to where they started the year, there were sharp fluctuations in between. The constant for the year was a patient Federal Reserve ("Fed"), which was willing to drive short-term rates to very low levels and keep them there. Consequently, the upward rate pressure of more rapid growth was largely nullified as the Fed anchored short-term rates, and the 10-year Treasury rate ended the year at 4.26%. Given monetary and fiscal stimulus, corporate credit conditions became very favorable during the fourth quarter and for the year, producing excellent corporate bond returns

The best returns for the year were produced by the Lehman High Yield Index at 28.97%, followed by the U.S. Credit Index at 7.70%. The Mortgage-Backed Securities (MBS) Fixed Rate Index return increased to 3.07% from 1.60% at mid-year as the increase in interest rates slowed the rate of residential mortgage refinancing and improved MBS returns marginally. Corporate bond spreads remain tight to Treasuries and, with continued improvement in corporate profits and the corporate credit outlook, are expected to tighten further in 2004.

Builders Fixed Income Fund, Inc. (the "Fund") underperformed the Lehman Aggregate Bond Index (the "Index") for the fourth quarter ended Dec. 31, 2003, returning 0.08% (after deducting fees and expenses) vs. 0.32% for the Index (which reflects no deduction for fees and expenses). Performance benefited from an overweighted position vs. the Index to investment grade corporate bonds and commercial mortgage-backed securities (CMBS). Corporate bonds performed well as companies continued to repair their balance sheets and realized significant earnings growth. This, in conjunction with moderate corporate bond supply, kept the demand for corporate bonds high.

The Fund also benefited during the quarter because it was underweighted in the two worst performing sectors in the index: 1) U.S. Treasuries and 2) agencies. The Fund was underweighted in mortgage-backed securities (MBS), which hurt performance. The Fund was not sufficiently overweighted in lower quality corporate bonds, which was a drag on performance for the quarter since these securities posted the best performance.

Late in November, we shortened the duration of the Fund in anticipation of higher interest rates. Duration is a measure of bond price sensitivity to changes in interest rates. This action hindered December's performance as interest rates fell. By year-end 2004, the 10-year U.S. Treasury rate is expected to reach 5.25% from the year end 2003 level of 4.26%. During the quarter, the Fund committed to purchase $5.2 million of new construction loans to qualified buyers who utilize union labor through the ProLoan program.

For the past 12 months, the Fund also underperformed the Index, with a total return of 2.88% (after deducting fees and expenses) vs. 4.10% for the Index. The sector allocation and industry selection were appropriate during the year, however, the Fund was not adequately overweighted in some of the lower quality securities that posted the best performance during the year. Risk premiums declined during 2003, driven by low interest rates and an improving economy. This caused riskier sectors within fixed income to consistently outperform, and reversed the flight to quality trend that occurred in 2002.

The Fund's performance benefited during the year from overweighted positions in investment grade corporate bonds and commercial mortgage-backed securities
(CMBS). The Fund was underweighted in three of the worst performing sectors: 1)

U.S. Treasuries; 2) agencies; and 3) mortgage-backed securities (MBS). During the year, the Fund committed to purchase $70.9 million of new construction loans to qualified buyers who utilize union labor through the ProLoan program.

The United States economy finished 2003 very much in sustained recovery. Real gross domestic product (GDP) grew +8.2% in the third quarter and is expected to increase by an additional 5.0% in the fourth. Despite the likelihood that the economy will expand even faster in 2004, the United States has the capacity to grow very rapidly. This growth should occur on a non-inflationary basis which does not force the Fed to tighten. We believe short-term rates will remain low for much of 2004 even as intermediate and long-term rates increase somewhat in response to higher growth. By year-end, the 10-year U.S. Treasury rate is expected to reach 5.25% with a 2-10 year spread of 1.75%-2.00%.

We continue to maintain an increasingly diversified portfolio of agencies, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and corporate bonds. We believe we will add value through disciplined security selection and sector rotation.

During 2004, we expect to increase the weighting of corporate bonds and will shorten the duration of the Fund as the economy improves. We expect that an improving economy will push interest rates higher and increase investors' appetite for risk.

Our fixed income teams' portfolio management strategies share a consistent focus on long-term fundamental value and disciplined risk management. The investment process is research driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of our process, we do not make aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates. Value is added primarily through individual security selection and sector allocation.

Our investment style reflects a deep-rooted commitment to research. Our experienced staff of credit analysts and industry specialists provides in-depth coverage of over 500 corporate debt issuers. We also draw from internal valuation tools for securities with variable cash flow characteristics, embedded options and amortization features. The process also incorporates the analysis of economic trends and credit market conditions in over 50 countries worldwide.

We place primary emphasis on investing exclusively in investment grade securities offering above average risk-adjusted yield premiums. Within the Fund's portfolio, we attempt to carefully diversify risk at the security, industry/sector and portfolio levels. To accomplish this goal, we typically limit the Fund's exposure to a single corporate issuer, and we take particular care to limit the contribution to duration associated with lower-rated credits.

We appreciate the opportunity to serve as subadviser to the Fund and we look forward to a long association with the Fund and its investors.

Sincerely,


Martin J. Schafer
Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman High Yield Index covers the universe of fixed rate, non investment grade debt, pay-in-kind (PIK) bonds, Eurobonds and debt issues from countries designated as emerging markets. The U.S. Credit Index covers publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specific maturity, liquidity and quality requirements. The Mortgage-Backed Securities Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC) and is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These indices are not available for investment and do not incur expenses.

PERFORMANCE GRAPH


                        BUILDERS FIXED INCOME FUND, INC.
            VALUE OF $10,000 VS. LIPPER INTERMEDIATE INVESTMENT GRADE
                   AND LEHMAN BROTHERS AGGREGATE BOND INDICES


GRAPH OMITTED




                                                                        AVERAGE
                                                                      ANNUALIZED
TOTAL RETURNS FOR PERIODS                                               SINCE
ENDING DECEMBER 31, 2003                 ONE YEAR      FIVE YEARS     INCEPTION*
------------------------                 --------      ----------     ----------
Builders Fixed Income Fund, Inc.           2.88%         5.44%          5.73%
Lehman Brothers Aggregate Bond Index +     4.10%         6.62%          7.02%
Lipper Intermediate Investment
   Grade Index ++                          5.41%         6.23%          6.52%


 * The Fund commenced operations on October 31, 1997.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. INDICES ARE UNMANAGED, DO NOT INCUR FEES, EXPENSES, OR TAXES AND CANNOT BE INVESTED IN DIRECTLY. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

++ The Lipper Intermediate Investment Grade Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.




                              BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------


U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY: 22.8%

FEDERAL HOME LOAN BANK: 1.0%
$  2,420,000   4.875%, 11/15/06 *                                        $  2,573,467
                                                                         ------------

FEDERAL HOME LOAN MORTGAGE CORP.: 6.3%
   5,000,000   6.875%, 01/15/05                                             5,283,690
   4,500,000   7.000%, 07/15/05                                             4,863,722
   2,000,000   5.250%, 01/15/06 *                                           2,128,468
   1,000,000   5.500%, 07/15/06 *                                           1,078,089
   2,050,000   6.625%, 09/15/09 *                                           2,347,145
     650,000   5.125%, 11/07/13                                               648,729
                                                                         ------------
                                                                           16,349,843
                                                                         ------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION: 4.2%
   3,500,000   7.125%, 02/15/05                                             3,722,253
   1,500,000   5.250%, 06/15/06 *                                           1,605,516
   2,000,000   3.875%, 11/17/08                                             2,004,300
     550,000   7.125%, 06/15/10                                               647,511
     575,000   6.125%, 03/15/12                                               641,466
   1,900,000   7.250%, 05/15/30 *                                           2,327,641
                                                                         ------------
                                                                          10,948,687
                                                                         ------------


U.S. TREASURY INFLATION INDEXED BONDS: 0.6%
   1,488,830   3.375%, 01/15/07                                             1,613,288
                                                                         ------------


U.S. TREASURY NOTES/BONDS: 7.5%
   5,000,000   2.375%, 08/15/06                                             5,028,520
   4,250,000   3.250%, 08/15/07                                             4,336,496
   2,000,000   4.750%, 11/15/08                                             2,141,720
   1,100,000   6.500%, 02/15/10                                             1,278,578
     500,000   5.000%, 02/15/11                                               537,129
   1,085,000   4.875%, 02/15/12                                             1,149,423
   5,000,000   4.250%, 11/15/13                                             4,996,095

                                                                         ------------
                                                                           19,467,961
                                                                        ------------

U.S. TREASURY STRIPS: 3.1%
   5,000,000   9.875%, 11/15/15 *                                           2,817,555
   4,600,000   9.000%, 11/15/18 *                                           2,125,246
   2,000,000   8.750%, 05/15/20 *                                             838,584
   7,500,000   6.875%, 08/15/25 *                                           2,286,472
                                                                         ------------
                                                                           8,067,857
                                                                        ------------

OTHER U.S. GOVERNMENT AGENCy: 0.1%
     165,000   Housing Urban Development
               2.990%, 08/01/05                                               168,275
                                                                         ------------


TOTAL U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
               (cost $58,251,713)                                          59,189,378
                                                                         ------------



U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES: 20.3%

FEDERAL HOME LOAN MORTGAGE CORP.: 9.0%
     247,706   Pool C01220
               6.500%, 09/01/31                                               259,533
     172,394   Pool C01244
               6.500%, 10/01/31                                               180,625





                                      -7-

                              BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------



Federal Home Loan Mortgage Corp. (continued)
$     47,597   Pool C01246 7.000%, 10/01/31                              $     50,375
     208,997   Pool C01252 6.500%, 11/01/31                                   218,976
     285,627   Pool C01287 6.500%, 01/01/32                                   299,265
   1,159,001   Pool C01435 6.000%, 12/01/32 *                               1,198,550
     306,113   Pool C70921 6.000%, 09/01/32                                   316,558
     803,388   Pool C90513 6.000%, 01/01/22                                   834,747
     285,015   Pool E01049 6.000%, 09/01/16                                   299,148
     420,892   Pool E01142 6.500%, 04/01/17                                   446,065
     304,776   Pool E85540 6.500%, 09/01/16                                   322,945
   1,925,633   Pool E88188 6.000%, 02/01/17 *                               2,021,118
     620,120   Pool E89844 6.000%, 05/01/17                                   650,925
   1,402,174   Pool E90878 5.500%, 08/01/17 *                               1,454,806
   1,641,647   Pool E90928 6.000%, 07/01/17 *                               1,723,196
     128,917   Pool G01198 7.000%, 11/01/30                                   136,545
     581,778   Pool M80733 5.500%, 03/01/09 *                                 598,701
   6,000,000   FH Gold TBA 5.500%, 01/01/34                                 6,073,128
   6,000,000   FH Gold TBA 6.000%, 01/01/34                                 6,200,628
                                                                         ------------
                                                                           23,285,834
                                                                         ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION: 8.5%
     104,599   Pool 253398 8.000%, 08/01/30                                   113,121
      64,824   Pool 253436 7.500%, 09/01/30                                    69,295
     183,322   Pool 253437 8.000%, 09/01/30                                   198,259
     199,305   Pool 253481 8.000%, 10/01/30                                   215,543
     347,061   Pool 253516 8.000%, 11/01/30                                   375,338
     160,065   Pool 253546 7.500%, 12/01/30                                   171,105
     369,858   Pool 253547 8.000%, 12/01/30                                   399,993
     122,926   Pool 253643 7.500%, 02/01/31                                   131,404
     219,577   Pool 253672 7.000%, 03/01/31                                   232,561
     170,680   Pool 253673 7.500%, 03/01/31                                   182,451
     343,985   Pool 253711 7.000%, 04/01/31                                   364,320







                                      -8-


BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$    124,597   Pool 253712 7.500%, 04/01/31                              $    133,181
     403,327   Pool 253795 7.000%, 05/01/31                                   427,169
      21,737   Pool 253796 7.500%, 05/01/31                                    23,235
     386,082   Pool 253842 7.000%, 06/01/31                                   408,905
     142,854   Pool 253889 6.500%, 07/01/31                                   149,454
     221,523   Pool 253895 7.000%, 08/01/31                                   234,618
     563,269   Pool 253907 7.000%, 07/01/31                                   596,566
     113,956   Pool 253949 6.500%, 09/01/31                                   119,220
     712,784   Pool 253950 7.000%, 09/01/31                                   754,921
      87,177   Pool 254007 6.500.%, 10/01/31                                   91,205
     584,562   Pool 254008 7.000%, 10/01/31                                   619,119
      76,694   Pool 254050 6.500%, 11/01/31                                    80,237
     242,273   Pool 254051 7.000%, 11/01/31                                   256,595
     264,792   Pool 254092 6.500%, 12/01/31                                   277,025
      57,499   Pool 254093 7.000%, 12/01/31                                    60,898
     374,668   Pool 254147 6.500%, 01/01/32                                   391,978
     284,188   Pool 254198 6.000%, 02/01/32                                   293,975
      42,303   Pool 254199 6.500%, 02/01/32                                    44,257
     572,670   Pool 254238 6.000%, 03/01/32                                   592,393
     689,268   Pool 254239 6.500%, 03/01/32                                   721,182
     541,278   Pool 254263 6.500%, 04/01/32                                   566,340
     692,480   Pool 254311 6.500%, 05/01/32                                   724,544
     218,248   Pool 254346 6.500%, 06/01/32                                   228,353
   1,079,571   Pool 254366 5.500%, 06/01/09 *                               1,109,546
     333,471   Pool 254378 6.500%, 07/01/32                                   348,911
     978,421   Pool 254406 6.500%, 08/01/32                                 1,023,724
     471,300   Pool 254448 6.500%, 09/01/32                                   493,122
     593,864   Pool 254549 6.000%, 12/01/32                                   614,335
     541,637   Pool 254637 5.500%, 02/01/33                                   549,146







                                      -9-



BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$    162,542   Pool 254638 6.000%, 02/01/33                              $    168,137
     920,931   Pool 254720 4.500%, 05/01/18 *                                 923,332
   1,267,511   Pool 254949 5.000%, 11/01/33                                 1,254,903
     219,252   Pool 504974 6.500%, 07/01/29                                   229,511
     279,156   Pool 506345 6.500%, 07/01/29                                   292,218
     157,479   Pool 510927 6.500%, 08/01/29                                   164,847
     146,990   Pool 512309 6.500%, 09/01/29                                   153,868
     109,065   Pool 516917 6.500%, 09/01/29                                   114,168
   4,348,249   Pool 699840 5.000%, 04/01/08 *                               4,441,854
                                                                         ------------
                                                                           22,130,382
                                                                         ------------

GENERAL NATIONAL MORTGAGE ASSOCIATION: 2.8%
   2,220,480   Pool 003187 6.000%, 01/20/32 *                               2,298,998
     834,022   Pool 448335 6.500%, 04/15/31                                   880,020
     210,553   Pool 581950 7.500%, 03/15/32                                   225,988
   3,746,437   Pool 615260 5.500%, 06/15/33 *                               3,813,873
                                                                         ------------

                                                                            7,218,879
                                                                         ------------



TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
               (cost $51,644,417)                                          52,635,095
                                                                         ------------


ASSET BACKED SECURITIES: 13.8%
     500,000   American Express Master Trust Series 1994-3 Class A
               7.850%, 08/15/05 *                                             523,297
     750,000   American Express Master Trust** Series 2001-4 Class A
               1.293%, 11/17/08 *(b)                                          752,204
   1,000,000   Banc of America Commercial Mortgage, Inc.
               Series 2003-1 Class A2
               4.648%, 09/11/36 *                                             994,851
     585,245   Bear Stearns Commercial Mortgage Securities, Inc.
               Series 1999-WF2 Class A1
               6.800%, 09/15/08 *                                             622,973
   4,172,286   Chase Commercial Mortgage Securities Corp.
               Series 2000-2 Class A1
               7.543%, 07/15/32 *                                           4,634,262
     750,000   Chase Credit Card Master Trust
               Series 2003-6 Class B
               1.513%, 02/15/11 *(b)                                          753,352
     125,000   Chase Funding Mortgage Loan
               Series 2002-1 Class 1A3
               5.039%, 12/25/23 *                                             125,870





                                      -10-


BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------


ASSET BACKED SECURITIES (continued)
$    750,000   Chase Funding Mortgage Loan Asset-Backed Certificates
               Series 2003-6 Class 2A2
               1.460%, 09/25/33 (b)                                      $    750,000
   3,000,000   Series 1997-6 Class B
               Zero Coupon Bond, 08/15/06 *                                 2,968,092
   3,000,000   Citibank Credit Card Master Trust I
               Series 1999-7 Class B
               6.900%, 11/15/06 *                                           3,139,290
   1,500,000   Comm Commercial Mortgage Securities
               Series 2000-C1 Class A2
               7.416%, 08/15/33 *                                           1,738,532
     350,000   Countrywide Asset-Backed Certificates
               Series 2000-1 Class MV1
               1.611%, 03/25/31 *(b)                                          350,903
     500,000   Countrywide Asset-Backed Certificates
               Series 2003-BC5 Class M4
               2.841%, 04/25/33 *(b)                                          505,316
     750,000   Countrywide Asset-Backed Certificates
               Series 2003-BC3 Class M1
               1.911%, 06/25/33 *(b)                                          754,986
     663,910   Daimler Chrysler Auto Trust
               Series 2000-C Class A4
               6.850%, 11/06/05 *                                             676,164
     250,000   Daimler Chrysler Auto Trust
               Series 2001-B Class A4
               5.320%, 09/06/06 *                                             257,788
     750,000   First USA Credit Card Master Trust
               Series 2001-3 Class A
               1.290%, 11/19/08 *(b)                                          752,312
     750,000   First USA Credit Card Master Trust
               Series 2001-4 Class B
               1.570%, 01/12/09 *(b)                                          753,480
     746,703   Impac CMB Trust
               Series 2003-11 Class 1A2
               1.641%, 10/25/33 *(b)                                          754,144
     658,572   Keycorp Series 2000-C1 Class A1
               7.617%, 05/17/32 *                                             727,841
     890,869   LB-UBS Commercial Mortgage Trust
               Series 2000-C3 Class A1
               7.950%, 07/15/09 *                                             991,750
     500,000   LB-UBS Commercial Mortgage Trust
               Series 2002-C2 Class A2
               4.904%, 06/15/26 *                                             526,921
      99,525   Long Beach Mortgage Loan Trust
               Series 2002-1 Class 2A3
               4.920%, 05/25/32                                               100,088
     750,000   MBNA Credit Card Master Note Trust
               Series 2002-B2 Class B2
               1.543%, 10/15/09 *(b)                                          753,486
   4,000,000   MBNA Master Credit Card Trust
               Series 1999-B Class B
               6.200%, 08/15/11 *                                           4,416,808
     145,717   Merrill Lynch Mortgage Investors, Inc.
               Series 1997-C1 Class A3
               7.120%, 06/18/29                                               158,696




                                      -11-





BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------
ASSET BACKED SECURITIES (continued)

$     82,709   Residential Asset Securities Corp.
               Series 2002-KS1 Class AI3
               4.988%, 02/25/27                                          $     83,404
     750,000   Residential Asset Securities Corp.
               Series 2003-KS10  Class MII1
               1.709%, 12/25/33 *(b)                                          750,724
     375,000   Residential Asset Securities Corp.
               Series 2003-KS10  Class MII2
               2.469%, 12/25/33 *(b)                                          376,657
     109,375   Sears Credit Account Master Trust
               Series 1996-3 Class A
               7.000%, 07/15/08                                               111,210
   4,975,063   Wells Fargo Mortgage Backed Securities Trust
               Series 2003-N Class 2Aa
               4.756%, 12/25/33 (b)                                         4,978,307

TOTAL ASSET BACKED SECURITIES
                                                                         ------------
               (cost $33,808,461)                                          35,783,708
                                                                         ------------


CORPORATE BONDS: 44.7%

BANK: 5.0%
     240,000   AmSouth Bank NA 4.850%, 04/01/13                               238,747
     250,000   Asian Development Bank 2.375%, 03/15/06                        251,328
     550,000   Bank of America Corp. 4.750%, 10/15/06                         581,027
     500,000   Bank of America Corp. 4.375%, 12/01/10                         502,002
     500,000   Bank of America Corp. 7.400%, 01/15/11                         587,237
     600,000   Bank One Corp. 7.625%, 08/01/05 *                              653,284
     550,000   Banque Paribas - NY 6.875%, 03/01/09                           624,442
      50,000   Citicorp 7.125%, 03/15/04                                       50,590
     250,000   Corp. Andina de Fomento 7.750%, 03/01/04                       252,122
     250,000   Corp. Andina de Fomento 6.875%, 03/15/12                       277,919
     250,000   Corp. Andina de Fomento 5.200%, 05/21/13                       249,379
     375,000   Credit Suisse First Boston USA, Inc.
               5.750%, 04/15/07                                               406,683
     600,000   First Union National Bank 7.800%, 08/18/10                     724,846
     250,000   FleetBoston Financial Corp. 8.125%, 07/01/04                   258,071
     100,000   Golden West Financial 4.125%, 08/15/07                         103,923
     250,000   HBOS Plc 6.000%, 11/01/33 (a)                                  249,561
     750,000   Huntington Bancshares, Inc. 1.400%, 12/01/05 (b)               750,187
     250,000   HSBC Holdings Plc 5.250%, 12/12/12                             256,469





                                      -12-

BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------


BANK (CONTINUED)
$    250,000   Keycorp 8.000%, 07/01/04                                  $    257,821
     250,000   Keycorp 4.625%, 05/16/05                                       259,835
     550,000   Korea Development Bank 7.125%, 04/22/04                        556,074
     100,000   Marshall & Ilsey Bank 4.125%, 09/04/07                         105,074
     250,000   Mellon Funding Corp. 4.875%, 06/15/07                          265,013
     250,000   National City Bank of Pennsylvania 6.250%, 03/15/11            280,998
     250,000   PNC Funding Corp. 7.750%, 06/01/04                             256,404
     535,000   PNC Funding Corp. 5.750%, 08/01/06                             574,725
     250,000   Royal Bank of Scotland Group Plc 5.000%, 10/01/14              248,236
     210,000   SunTrust Banks, Inc. 5.050%, 07/01/07                          226,575
     550,000   U.S. Bank N.A. 6.375%, 08/01/11                                614,163
     161,000   Wachovia Corp. 6.950%, 11/01/04                                168,526
     220,000   Washington Mutual Bank FA 6.875%, 06/15/11                     249,843
     750,000   Washington Mutual, Inc. 1.433%, 11/03/05 *(b)                  750,867
     900,000   Wells Fargo & Co. 5.900%, 05/21/06                             973,590
     225,000   Wells Fargo & Co. 3.120%, 08/15/08                             222,510
                                                                         ------------
                                                                           13,028,071
                                                                         ------------

ENERGY: 3.0%
     545,000   Anadarko Petroleum Corp. 5.375%, 03/01/07                      583,060
     200,000   BP Canada Finance Co. 6.750%, 02/15/05                         211,346
     200,000   BP Canada Finance Co. 3.625%, 01/15/09                         199,362
      50,000   Canadian Natural Resources Ltd. 6.450%, 06/30/33                53,079
     415,000   Canadian Occidental Petroleum 7.125%, 02/04/04                 416,817
     280,000   ChevronTexaco Capital Co. 3.500%, 09/17/07                     285,420
     250,000   Conoco Funding Co. 6.350%, 10/15/11                            280,725
     250,000   ConocoPhillips Holding Co. 5.900%, 04/15/04                    253,213
     250,000   Devon Financing Corp. ULC 6.875%, 09/30/11                     283,914
     140,000   Devon Energy Corp. 7.950%, 04/15/32                            169,337
     175,000   Husky Energy, Inc. 6.250%, 06/15/12                            188,870
     500,000   Kerr-McGee Corp. 5.375%, 04/15/05                              520,890






                                      -13-

BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------




ENERGY (CONTINUED)
$    275,000   Marathon Oil Corp. 7.200%, 02/15/04                       $    276,572
     230,000   Marathon Oil Corp. 6.125%, 03/15/12                            249,136
     100,000   Nabors Holdings 1, ULC 4.875%, 08/15/09                        104,144
     500,000   Nabors Industries, Inc. 6.800%, 04/15/04                       507,827
     120,000   Nexen, Inc. 5.050%, 11/20/13                                   118,589
     125,000   Nexen, Inc. 7.875%, 03/15/32                                   151,711
     100,000   Noble Energy, Inc. 8.000%, 04/01/27                            117,103
     100,000   Occidental Petroleum Corp. 6.500%, 04/01/05                    105,728
     250,000   Occidental Petroleum Corp. 4.000%, 11/30/07                    253,832
     100,000   EnCana Corp. 7.200%, 11/01/31                                  116,854
     300,000   Petroleos Mexicanos 6.500%, 02/01/05                           314,625
     250,000   Petro-Canada 4.000%, 07/15/13                                  231,360
      50,000   Phillips Petroleum Co. 8.500%, 05/25/05                         54,524
     150,000   Transocean, Inc. 6.625%, 04/15/11                              167,680
     160,000   Union Oil Co. of California 5.050%, 10/01/12                   162,019
     250,000   Union Oil Co. of California 6.375%, 02/01/04                   250,567
     350,000   Union Pacific Resources Group 6.500%, 05/15/05                 371,245
     250,000   Valero Energy Corp. 7.375%, 03/15/06                           274,376
     250,000   Valero Energy Corp. 6.125%, 04/15/07                           271,616
     270,000   Western Atlas, Inc. 7.875%, 06/15/04                           277,325
                                                                         ------------
                                                                            7,822,866
                                                                         ------------

FINANCE: 12.2%
     500,000   Ace INA Holdings, Inc. 8.200%, 08/15/04 *                      519,558
     245,000   Aegon NV 4.750%, 06/01/13                                      239,347
     300,000   Allstate Corp. (The) 7.875%, 05/01/05                          323,749
     160,000   Allstate Corp. (The) 5.350%, 06/01/33                          147,825
     750,000   American General Finance Corp. 1.340%, 11/15/06 *(b)           750,222
     650,000   American Honda Finance Corp. 1.340%, 09/11/06 (a)(b)           650,775
     145,000   American General Finance Corp. 5.375%, 09/01/09                155,018
     250,000   American International Group, Inc. 4.250%, 05/15/13 (a)        237,577






                                      -14-



BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------

FINANCE (CONTINUED)
$    250,000   Amvescap Plc 5.900%, 01/15/07                             $    270,362
     750,000   ASIF Global Financing 1.320%, 05/30/06 *(a)(b)                 751,924
     250,000   Bear Stearns Cos., Inc. 8.750%, 03/15/04                       253,557
     750,000   Bear Stearns Cos., Inc. 1.770%, 09/27/07 *(b)                  759,756
     400,000   Berkshire Hathaway, Inc. 4.625%, 10/15/13 (a)                  394,047
     300,000   Caterpillar Financial Services Corp. 6.875%, 08/01/04          309,443
     125,000   CIT Group, Inc. 4.750%, 12/15/10                               125,967
     415,000   Citigroup, Inc. 6.750%, 12/01/05                               451,054
      25,000   Citigroup, Inc. 3.500%, 02/01/08                                25,117
     105,000   Citigroup, Inc. 6.625%, 06/15/32                               114,124
   1,500,000   Countrywide Home Loans, Inc 5.500%, 08/01/06 *               1,603,200
     150,000   Credit Suisse First Boston USA, Inc.
               3.875%, 01/15/09                                               149,991
     259,000   EOP Operating LP 6.500%, 06/15/04                              264,740
     300,000   EOP Operating LP 7.000%, 07/15/11                              339,026
     260,000   ERP Operating LP 7.100%, 06/23/04                              266,442
     310,000   Fondo LatinoAmericano De Reservas
               3.000%, 08/01/06 (a)                                           308,289
     150,000   Ford Motor Credit Co. 6.125%, 01/09/06                         155,948
     825,000   Ford Motor Credit Co. 6.500%, 01/25/07                         879,419
     175,000   Ford Motor Credit Co. 5.800%, 01/12/09                         180,419
     200,000   Ford Motor Credit Co. 7.875%, 06/15/10                         223,759
     485,000   Ford Motor Credit Co. 7.375%, 02/01/11                         529,354
     250,000   Ford Motor Credit Co. 7.000%, 10/01/13                         264,137
     600,000   General Electric Capital Corp. 5.875%, 02/15/12                645,886
     400,000   General Electric Capital Corp. 6.000%, 06/15/12                434,505
     350,000   General Electric Capital Corp. 6.750%, 03/15/32                388,780
   1,000,000   General Motors Acceptance Corp. 7.500%, 05/10/04             1,017,797
     815,000   General Motors Acceptance Corp. 6.750%, 01/15/06               875,358
     250,000   General Motors Acceptance Corp. 5.125%, 05/09/08               259,495
   1,195,000   General Motors Acceptance Corp. 6.875%, 09/15/11             1,289,100





                                      -15-



BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------


FINANCE (CONTINUED)
$     55,000   General Motors Acceptance Corp. 8.000%, 11/01/31          $     61,948
     750,000   Goldman Sachs Group LP 7.625%, 08/17/05                        820,033
     500,000   Goldman Sachs Group, Inc. 1.331%, 10/27/06 *(b)                501,000
     750,000   Goldman Sachs Group, Inc. 5.250%, 10/15/13                     758,642
     185,000   Hartford Financial Services Group, Inc.
               2.375%, 06/01/06                                               184,180
     195,000   Hartford Financial Services Group, Inc.
               4.625%, 07/15/13 (a)                                           188,005
     250,000   Hartford Life, Inc. 6.900%, 06/15/04                           255,867
     250,000   HF Ahmanson & Co. 7.875%, 09/01/04                             259,389
     250,000   Household Finance Corp. 5.875%, 09/25/04                       258,182
     810,000   Household Finance Corp. 6.500%, 01/24/06                       876,419
     250,000   Household Finance Corp. 5.750%, 01/30/07                       270,467
     250,000   Household Finance Corp. 4.625%, 01/15/08                       260,120
     200,000   Household Finance Corp. 4.125%, 12/15/08                       201,973
     275,000   Household Finance Corp. 4.750%, 07/15/13                       267,969
     200,000   John Deere Capital Corp. 3.125%, 12/15/05                      204,048
     825,000   JP Morgan Chase & Co. 5.350%, 03/01/07                         883,636
     120,000   JP Morgan Chase & Co. 4.500%, 11/15/10                         121,131
   1,000,000   Lehman Brothers Holdings 6.250%, 05/15/06                    1,087,001
     150,000   Lincoln National Corp. 5.250%, 06/15/07                        160,143
     250,000   Marsh & McLennan Cos., Inc. 3.625%, 02/15/08                   251,119
     185,000   Marsh & McLennan Cos., Inc. 5.875%, 08/01/33                   180,992
     250,000   Merrill Lynch & Co., Inc. 6.000%, 11/15/04                     259,782
     750,000   Merrill Lynch & Co., Inc. 1.331%, 10/27/06 *(b)                750,879
     250,000   Merrill Lynch & Co., Inc. 6.000%, 02/17/09                     275,133
     500,000   Morgan Stanley 1.570%, 01/31/06 *(b)                           503,514
     600,000   Morgan Stanley Dean Witter & Co.
               7.750%, 06/15/05                                               651,469
     250,000   Morgan Stanley Dean Witter & Co.
               3.625%, 04/01/08                                               250,597
     200,000   Newcourt Credit Group, Inc.
               6.875%, 02/16/05                                               211,014
     500,000   Pemex Project Funding Master Trust
               6.125%, 08/15/08                                               527,500






                                      -16-

BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------




FINANCE (CONTINUED)
$    300,000   Pemex Project Funding Master Trust
               8.000%, 11/15/11                                          $    336,750
     135,000   Safeco Corp. 4.875%, 02/01/10                                  139,362
   2,000,000   Salomon Smith Barney Holdings 5.875%, 03/15/06               2,154,712
     240,000   SLM Corp. 3.625%, 03/17/08                                     239,207
     110,000   St. Paul Cos., Inc. 5.750%, 03/15/07                           118,923
     100,000   Toyota Motor Credit Corp. 2.800%, 01/18/06                     101,860
     120,000   Travelers Property Casualty Corp.
               3.750%, 03/15/08                                               120,638
      25,000   Travelers Property Casualty Corp.
               6.375%, 03/15/33                                                26,157
     250,000   XL Capital (Europe) Plc 6.500%, 01/15/12                       274,068
                                                                         ------------
                                                                           31,548,896
                                                                         ------------

FOODS & BEVERAGE: 1.7%
     300,000   Cadbury Schweppes US Finance LLC
               3.875%, 10/01/08 (a)                                           298,958
     300,000   Campbell Soup Co. 5.500%, 03/15/07                             324,147
     155,000   Cia Brasileira de Bebidas 8.750%, 09/15/13 (a)                 165,075
     261,000   ConAgra Foods, Inc. 7.400%, 09/15/04                           270,723
     250,000   Coors Brewing Co. 6.375%, 05/15/12                             272,785
     245,000   Diageo Capital Plc 3.500%, 11/19/07                            247,334
     500,000   General Mills, Inc. 6.000%, 02/15/12                           535,546
     250,000   Kellogg Co. 2.875%, 06/01/08                                   241,636
     500,000   Kraft Foods, Inc. 4.625%, 11/01/06                             522,109
     100,000   Kraft Foods, Inc. 6.500%, 11/01/31                             104,830
     275,000   Pepsi Bottling Holdings, Inc.
               5.375%, 02/17/04 (a)                                           276,294
     160,000   PepsiAmericas, Inc. 3.875%, 09/12/07                           163,115
     250,000   Ralcorp Holdings, Inc. 8.750%, 09/15/04                        261,798
     100,000   SABMiller Plc 6.625%, 08/15/33 (a)                             106,075
     250,000   Sara Lee Corp. 6.125%, 11/01/32                                259,732
     125,000   Tyson Foods, Inc. 7.250%, 10/01/06                             137,065
     100,000   Unilever Capital Corp. 7.125, 11/01/10                         116,453
                                                                         ------------
                                                                            4,303,675
                                                                         ------------




                                      -17-

BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------



HEALTH CARE: 0.9%
$    200,000   Anthem, Inc.
               4.875%, 08/01/05                                          $    208,413
     200,000   Anthem Insurance
               6.800%, 08/01/12                                               226,269
     275,000   Baxter International, Inc.
               5.250%, 05/01/07                                               293,821
     250,000   Merck & Co., Inc.
               4.375%, 02/15/13                                               246,548
     165,000   Schering-Plough Corp.
               5.300%, 12/01/13                                               168,265
     400,000   Wyeth
               5.875%, 03/15/04                                               403,621
     375,000   Wyeth
               5.500%, 03/15/13                                               382,420
     250,000   Wyeth
               6.450%, 02/01/24                                               256,926
                                                                         ------------
                                                                            2,186,283
                                                                         ------------

INDUSTRIAL: 5.2%
     200,000   Alcan, Inc.
               6.450%, 03/15/11                                               223,655
     370,000   Alcoa, Inc.
               7.375%, 08/01/10                                               434,299
     725,000   Bunge Ltd. Finance Corp.
               4.375%, 12/15/08 (a)                                           730,083
     100,000   Celulosa Arauco y Consitucion SA
               5.125%, 07/09/13                                                98,048
     250,000   Chevron Phillips Chemical Co. LLC
               5.375%, 06/15/07                                               266,377
     165,000   Chevron Phillips Chemical Co. LLC
               7.000%, 03/15/11                                               185,296
     100,000   Cintas Corp.
               5.125%, 06/01/07                                               107,006
     130,000   Corp. Nacional del Cobre de Chile - CODELCO
               5.500%, 10/15/13 (a)                                           132,220
     250,000   CRH America, Inc.
               6.950%, 03/15/12                                               282,504
     175,000   CRH America, Inc.
               6.400%, 10/15/33                                               179,579
     500,000   DaimlerChrysler NA Holding Corp.
               7.750%, 06/15/05                                               538,270
     100,000   DaimlerChrysler NA Holding Corp.
               7.250%, 01/18/06                                               108,051
     225,000   DaimlerChrysler NA Holding Corp.
               4.050%, 06/04/08                                               223,692
     150,000   DaimlerChrysler NA Holding Corp.
               8.500%, 01/18/31                                               179,745
     250,000   Delphi Corp.
               6.125%, 05/01/04                                               253,675
     300,000   Delphi Corp.
               6.500%, 08/15/13                                               315,612
     105,000   Domtar, Inc.
               5.375%, 12/01/13                                               104,136
     250,000   Dow Chemical Co. (The)
               5.250%, 05/14/04                                               252,726
     250,000   Du Pont EI de Nemours & Co.
               8.125%, 03/15/04                                               253,294
     750,000   Eaton Corp.
               6.950%, 11/15/04                                               783,748




                                      -18-

BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------

INDUSTRIAL (CONTINUED)
$    250,000   Falconbridge Ltd.
               5.375%, 06/01/15                                          $    244,202
     300,000   Ford Motor Holdings Co.
               9.300%, 03/01/30                                               349,271
     250,000   Fortune Brands, Inc.
               7.125%, 11/01/04 (a)                                           261,198
      50,000   General Dynamics Corp.
               3.000%, 05/15/08                                                48,868
     315,000   General Motors Corp.
               8.250%, 07/15/23                                               358,570
     250,000   Hanson Overseas BV
               6.750%, 09/15/05                                               268,512
     180,000   ICI Wilmington, Inc.
               5.625%, 12/01/13                                               181,207
     220,000   International Paper Co.
               7.500%, 05/15/04                                               224,414
     240,000   International Paper Co.
               6.750%, 09/01/11                                               267,229
     300,000   Koninklijke Philips Electronics NV
               7.750%, 04/15/04                                               304,716
     240,000   Leggett & Platt, Inc.
               4.700%, 04/01/13                                               237,109
     280,000   Lockheed Martin Corp.
               7.450%, 06/15/04                                               286,545
     250,000   Masco Corp.
               6.000%, 05/03/04                                               253,479
     190,000   Masco Corp.
               5.875%, 07/15/12                                               202,461
     250,000   MeadWestvaco Corp.
               6.850%, 04/01/12                                               275,432
     230,000   Mohawk Industries, Inc.
               6.500%, 04/15/07                                               252,706
     140,000   Newell Rubbemaid, Inc.
               4.000%, 05/01/10                                               135,645
     185,000   Nexfor, Inc.
               7.250%, 07/01/12                                               207,611
     325,000   Noranda, Inc.
               7.250%, 07/15/12                                               364,391
     165,000   Parker Hannifin Corp.
               4.875%, 02/15/13                                               164,841
      60,000   Placer Dome, Inc.
               6.450%, 10/15/35 (a)                                            61,624
     280,000   Praxair, Inc.
               6.375%, 04/01/12                                               312,052
     205,000   Procter & Gamble Co.
               4.750%, 06/15/07                                               217,184
     175,000   Raytheon Co.
               4.850%, 01/15/11                                               175,490
     500,000   Rio Tinto Finance USA Ltd.
               5.750%, 07/03/06                                               538,828
     500,000   Sonoco Products Co.
               7.000%, 11/15/04                                               523,682
     255,000   Stanley Works
               4.900%, 11/01/12                                               258,539
     250,000   United Technologies Corp.
               6.625%, 11/15/04                                               260,834
     200,000   Valspar Corp.
               6.000%, 05/01/07                                               217,201





                                      -19-


BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------


INDUSTRIAL (CONTINUED)
$    350,000   Vulcan Materials Co. 5.750%, 04/01/04                     $    353,426
     125,000   Weyerhaeuser Co. 7.375%, 03/15/32                              136,335
                                                                         ------------
                                                                           13,595,618
                                                                         ------------

MEDIA: 2.6%
     250,000   AOL Time Warner, Inc. 5.625%, 05/01/05                         261,799
     250,000   AOL Time Warner, Inc. 6.125%, 04/15/06                         269,304
     675,000   AOL Time Warner, Inc. 7.625%, 04/15/31                         781,700
     452,000   AT&T Broadband Corp. 8.375%, 03/15/13                          554,156
     100,000   Clear Channel Communications, Inc.
               4.625%, 01/15/08                                               103,259
     250,000   Comcast Cable Communications 8.125%, 05/01/04                  254,954
      35,000   Comcast Corp. 5.850%, 01/15/10                                  37,427
     350,000   Comcast Corp. 5.500%, 03/15/11                                 364,445
     550,000   Comcast Corp. 7.050%, 03/15/33                                 600,626
     250,000   COX Communications, Inc. 7.500%, 08/15/04                      258,397
      65,000   COX Communications, Inc. 6.750%, 03/15/11                       73,746
     250,000   COX Communications, Inc. 4.625%, 06/01/13                      241,477
     210,000   COX Communications, Inc. 5.500%, 10/01/15                      211,694
      50,000   Grupo Televisa S.A. 8.500%, 03/11/32                            52,750
     425,000   Liberty Media Corp. 3.500%, 09/25/06                           427,454
     265,000   Liberty Media Corp. 5.700%, 05/15/13                           268,565
     150,000   News America, Inc. 4.750%, 03/15/10                            154,050
     600,000   Reed Elsevier Capital, Inc. 6.125%, 08/01/06                   654,095
     250,000   Thomson Corp. 5.750%, 02/01/08                                 271,363
     250,000   Turner Broadcasting 7.400%, 02/01/04                           251,082
      50,000   Viacom, Inc. 7.875%, 07/30/30                                   62,392
     197,000   Walt Disney Co. 4.875%, 07/02/04                               200,442
     250,000   Walt Disney Co. 7.300%, 02/08/05                               265,182
     150,000   Walt Disney Co. 6.375%, 03/01/12                               165,206
                                                                         ------------
                                                                           6,785,565
                                                                         ------------





                                      -20-


BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------


REAL ESTATE INVESTMENT TRUST: 0.8%
$    250,000   CarrAmerica Realty Corp. 7.200%, 07/01/04                 $    256,818
     270,000   CarrAmerica Realty Corp. 7.125%, 01/15/12                      301,299
     250,000   Centerpoint Properties Trust
               4.750%, 08/01/10                                               251,398
     250,000   Duke Realty LP 4.625%, 05/15/13                                241,784
     125,000   Mack-Cali Realty LP 7.000%, 03/15/04                           126,365
      60,000   New Plan Excel Realty Trust 5.875%, 06/15/07                    65,146
     250,000   Regency Centers LP 7.400%, 04/01/04                            253,680
     250,000   Simon Property Group LP 6.750%, 02/09/04                       251,213
      90,000   Simon Property Group, Inc. 5.375%, 08/28/08                     95,178
     250,000   United Dominion Realty Trust 6.500%, 06/15/09                  275,840
                                                                         ------------
                                                                            2,118,721
                                                                         ------------

RETAIL: 0.9%
      85,000   Costco Wholesale Corp. 5.500%, 03/15/07                         91,761
     255,000   CVS Corp. 3.875%, 11/01/07                                     262,043
     550,000   Fred Meyer Inc. Holding Co. 7.375%, 03/01/05                   582,861
     225,000   Kroger Co. 6.200%, 06/15/12                                    241,717
     125,000   McDonald's Corp. 5.375%, 04/30/07                              134,165
     375,000   Safeway, Inc. 1.631%, 11/01/05 *(b)                            375,445
     300,000   Safeway, Inc. 2.500%, 11/01/05                                 297,226
     175,000   Safeway, Inc. 6.500%, 03/01/11                                 191,310
     200,000   Wendy's International, Inc. 6.200%, 06/15/14                   217,887
                                                                         ------------
                                                                            2,394,415
                                                                         ------------

TECHNOLOGY: 0.8%
     150,000   Certegy, Inc. 4.750%, 09/15/08                                 153,939
      65,000   Deluxe Corp. 5.000%, 12/15/12                                   66,005
     265,000   Hewlett-Packard Co. 3.625%, 03/15/08                           265,706
     250,000   Hutchison Whampoa International 03/33 Ltd.
               5.450%, 11/24/10 (a)                                           254,010
     265,000   IBM Corp. 4.250%, 09/15/09                                     272,195
     250,000   Oracle Corp. 6.720%, 02/15/04                                  251,485
     250,000   Pitney Bowes, Inc. 5.950%, 02/01/05                            260,186






                                      -21-

BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------



TECHNOLOGY (CONTINUED)
$    250,000   Pitney Bowes, Inc. 4.625%, 10/01/12                       $    249,450
     300,000   Science Applications International Corp.
               6.250%, 07/01/12                                               327,407
                                                                         ------------
                                                                            2,100,383
                                                                         ------------

TRANSPORTATION: 0.9%
     250,000   Burlington Northern Santa Fe Corp.
               7.950%, 08/15/30                                               309,504
     115,000   Canadian National Railway Co. 7.000%, 03/15/04                 116,186
     340,000   CSX Corp. 7.250%, 05/01/04                                     346,066
     250,000   CSX Corp. 4.875%, 11/01/09                                     258,784
     500,000   Southwest Airlines Co. 5.496%, 11/01/06                        533,258
     500,000   Union Pacific Corp. 7.600%, 05/01/05                           535,501
     140,000   Union Pacific Corp. 6.625%, 02/01/29                           151,426
                                                                         ------------
                                                                            2,250,725
                                                                         ------------

UTILITIES: 10.7%
     225,000   Alabama Power Co. 4.875%, 09/01/04 *                           230,242
     750,000   Alabama Power Co. 1.370%, 04/23/06 *(b)                        750,772
     475,000   Alltel Corp. 7.000%, 07/01/12                                  540,217
      45,000   AmerenEnergy Generating Co. 7.950%, 06/01/32                    54,379
     250,000   Appalachian Power Co. 3.600%, 05/15/08                         247,282
     500,000   Arizona Public Service Co. 6.500%, 03/01/12                    552,197
     265,000   AT&T Corp. 6.750%, 04/01/04 *                                  268,271
     130,000   AT&T Corp. 6.500%, 11/15/06                                    143,871
     145,000   AT&T Corp.** 6.000%, 03/15/09                                  156,490
     450,000   AT&T Wireless Services, Inc. 7.350%, 03/01/06                  492,385
     500,000   AT&T Wireless Services, Inc. 7.875%, 03/01/11                  579,543
     125,000   BellSouth Corp. 6.875%, 10/15/31                               137,300
     950,000   British Telecom PLC 7.875%, 12/15/05                         1,047,485
     300,000   Buckeye Partners LP 4.625%, 07/15/13                           289,021
     250,000   CenterPoint Energy Houston Electric LLC
               5.700%, 03/15/13 (a)                                           261,718
     200,000   Cincinnati Gas & Electric 6.450%, 02/15/04                     201,155
     250,000   Cinergy Corp. 6.250%, 09/01/04                                 256,499









                                      -22-

BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------


UTILITIES (CONTINUED)
$    175,000   Citizens Communications Co. 7.600%, 06/01/06              $    190,437
     300,000   Citizens Communications Co. 7.625%, 08/15/08                   328,870
     250,000   Columbus Southern Power Co. 6.850%, 10/03/05                   269,680
     550,000   Commonwealth Edison Co. 6.400%, 10/15/05                       588,969
      65,000   Conectiv, Inc. 5.300%, 06/01/05                                 67,566
     125,000   Consolidated Edison Co. of New York
               4.875%, 02/01/13                                               126,090
     200,000   Consolidated Edison, Inc. 3.625%, 08/01/08                     200,247
     125,000   Consolidated Natual Gas Co. 5.000%, 03/01/14                   124,480
     250,000   Dayton Power & Light Co. (The) 5.125%, 10/01/13 (a)            249,979
     600,000   Detroit Edison Co. 5.050%, 10/01/05                            627,883
     920,000   Deutsche Telekom International Finance BV
               5.250%, 07/22/13                                               931,481
     250,000   Dominion Resources, Inc. 3.875%, 01/15/04                      250,150
     450,000   DTE Energy Co. 6.000%, 06/01/04                                457,966
     250,000   Duke Energy Corp. 6.250%, 01/15/12                             270,910
     600,000   Duke Energy Field Services LLC
               7.500%, 08/16/05                                               644,974
      50,000   Energy East Corp. 6.750%, 06/15/12                              55,476
     235,000   Equitable Resources, Inc. 5.150%, 11/15/12                     242,018
     130,000   FPL Group Capital, Inc. 6.875%, 06/01/04                       132,847
     190,000   FPL Group Capital, Inc. 3.250%, 04/11/06                       193,445
     135,000   France Telecom 7.200%, 03/01/06                                150,884
     460,000   France Telecom 7.750%, 03/01/11                                553,402
     250,000   GTE North, Inc. 6.400%, 02/15/05                               262,999
     250,000   K N Energy, Inc. 6.650%, 03/01/05                              264,107
     250,000   KeySpan Corp. 7.625%, 11/15/10                                 298,262
     200,000   Kinder Morgan Energy Partners LP
               6.750%, 03/15/11                                               224,823
     300,000   MidAmerican Energy Co. 6.750%, 12/30/31                        324,738
     100,000   National Fuel Gas Co. 7.750%, 02/01/04                         100,461
     250,000   National Fuel Gas Co. 5.250%, 03/01/13                         256,159
     390,000   Niagara Mohawk Power Corp. 7.750%, 05/15/06                    435,725






                                      -23-



BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------

UTILITIES (CONTINUED)
$    500,000   Nipsco Capital Markets, Inc. 7.390%, 04/01/04             $    507,020
     750,000   Nisource Finance Corp. 1.919%, 05/04/05 *(b)                   750,070
     130,000   Nisource Finance Corp. 3.200%, 11/01/06                        131,138
     300,000   Ohio Power Co. 6.730%, 11/01/04                                312,789
     250,000   Ohio Power Co. 4.850%, 01/15/14                                245,435
     135,000   Oncor Electric Delivery Co. 7.000%, 05/01/32                   149,409
     225,000   Pacificorp 6.750%, 07/15/04                                    231,445
     200,000   Pacificorp 5.450%, 09/15/13                                    207,887
     500,000   Pinnacle West Capital Corp. 1.980%, 11/01/05 *(b)              500,241
     250,000   PPL Electric Utilities Corp. 4.300%, 06/01/13                  234,678
     325,000   Progress Energy, Inc. 6.750%, 03/01/06                         352,561
     200,000   Progress Energy, Inc. 7.750%, 03/01/31                         233,899
      75,000   PSEG Power LLC 6.950%, 06/01/12                                 84,748
     250,000   PSI Energy, Inc. 5.000%, 09/15/13                              249,343
     575,000   SBC Communications, Inc. 5.750%, 05/02/06                      617,396
     750,000   SCANA Corp. 1.620%, 11/15/06 *(b)                              750,299
     250,000   Sempra Energy 6.925%, 07/01/04                                 256,336
     560,000   Southern Co. Capital Funding, Inc.
               5.300%, 02/01/07                                               604,595
     360,000   Sprint Capital Corp. 6.900%, 05/01/19                          368,798
     550,000   Sprint Capital Corp. 6.875%, 11/15/28                          538,594
     245,000   Telecom Italia Capital SA 4.000%, 11/15/08 (a)                 246,875
     225,000   Telecom Italia Capital SA 5.250%, 11/15/13 (a)                 225,965
     150,000   Telecom Italia Capital SA 6.375%, 11/15/33 (a)                 151,450
     625,000   Telefonos de Mexico SA de CV 8.250%, 01/26/06                  692,237
      90,000   Telefonos de Mexico SA de CV 4.500%, 11/19/08 (a)               90,587
     250,000   Telefonica Europe BV 7.750%, 09/15/10                          297,286
     235,000   Telstra Corp. Ltd. 6.375%, 04/01/12                            260,201
     100,000   Teppco Partners, LP 6.125%, 02/01/13                           106,134
     100,000   TXU Energy Co. 6.125%, 03/15/08                                107,142




                                      -24-


BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                    VALUE
--------------                                                           ------------

Utilities (continued)

               $ 85,000 US Cellular Corp. 6.700%, 12/15/33               $     85,302
     200,000   Verizon Florida, Inc. 6.125%, 01/15/13                         214,483
     250,000   Verizon Global Funding Corp. 6.750%, 12/01/05                  271,414
     600,000   Verizon Global Funding Corp. 7.750%, 12/01/30                  707,441
     500,000   Verizon Wireless Capital LLC 1.240%, 05/23/05 (a)(b)           499,605
     500,000   Verizon Wireless Capital LLC 5.375%, 12/15/06                  533,987
     250,000   Virginia Electric and Power Co. 7.200%, 11/01/04               260,590
     225,000   Virginia Electric and Power Co. 4.500%, 12/15/10               227,200
     200,000   Vodafone Group Plc 5.000%, 12/16/13                            199,637
     240,000   Wisconsin Electric Power 4.500%, 05/15/13                      234,810
                                                                         ------------
                                                                           27,772,882
                                                                         ------------

TOTAL CORPORATE BONDS
               (cost $112,067,802)                                        115,908,100
                                                                         ------------


FOREIGN GOVERNMENT BOND: 0.8%

     200,000   Province of Manitoba 2.750%, 01/17/06                          201,533
     100,000   Republic of Chile 5.500%, 01/15/13                             103,100
     215,000   Republic of Poland 6.250%, 07/03/12                            235,425
     250,000   United Mexican States 8.375%, 01/14/11                         297,500
     575,000   United Mexican States 7.500%, 01/14/12                         650,037
     400,000   United Mexican States 8.000%, 08/24/22                         438,600
     100,000   United Mexican States 8.300%, 08/15/31                         113,000
                                                                         ------------

TOTAL FOREIGN GOVERNMENT BOND
(cost $1,927,861)                                                           2,039,195
                                                                         ------------


PROLOAN PIPELINE: 10.0%
When-Issued Commitments
(cost $27,005,571)                                                         26,080,081
                                                                         ------------


SHORT-TERM INVESTMENTS: 3.2%

Commercial Paper: 3.2%
    8,195,000    Countrywide Home Loan, 1.000%, 01/02/04                    8,194,772
                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $8,194,772)                                                           8,194,772
                                                                         ------------







                                      -25-

BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS at December 31, 2003 (CONTINUED)
-------------------------------------------------------------------------------------


                                                                            VALUE
                                                                         ------------


TOTAL INVESTMENTS IN SECURITIES                                         $ 299,830,329
(cost $292,900,597): 115.6%

Liabilities in excess of
  Receivables and Other Assets:  (15.6%)                                  (40,451,924)
                                                                        -------------

NET ASSETS: 100.0%                                                      $ 259,378,405
                                                                        =============


*    Security segregated at custodian for "when-issued" commitments, short sales and reverse repurchase agreements.
**   Callable by the issuer
(a)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
(b)  Variable rate security. The rate listed is as of December 31, 2003.





See accompanying Notes to Financial Statements.


                                      -26-



                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2003
---------------------------------------------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $292,900,597)                           $ 299,830,329
Receivables:
  Fund shares sold                                                                       15,668
  Interest                                                                            2,851,244
  Investment securities sold                                                         21,905,293
  ProLoan extension fees                                                                 20,472
  ProLoan origination fees                                                               11,438
Other assets                                                                             25,697
                                                                                  -------------
Total assets                                                                        324,660,141
                                                                                  -------------

LIABILITIES
Payables:
  Cash overdraft                                                                      1,474,193
  Fund shares purchased                                                                     229
  Investment securities purchased                                                    12,107,417
  Investment securities purchased - when issued                                      27,005,571
  Reverse Repurchase Agreement, at value (cost $4,839,929) (Note 5)                   4,831,875
  Securities sold short, at fair value (proceeds $19,395,265) (Note 6)               19,496,854
  Distribution to shareholders                                                           43,386
  ProLoan commitment fees (Note 1)                                                      133,344
  Due to manager  (Note 3)                                                               38,176
  Due to distribution coordinator (Note 3)                                               23,593
Accrued expenses                                                                        127,098
                                                                                  -------------
Total liabilities                                                                    65,281,736
                                                                                  -------------

NET ASSETS                                                                        $ 259,378,405
                                                                                  =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($259,378,405/17,522,863 shares outstanding, unlimited number of shares
  authorized without par value)                                                   $       14.80
                                                                                  =============


COMPONENTS OF NET ASSETS
  Paid-in capital                                                                 $ 257,165,766
  Accumulated net investment income                                                         164
  Accumulated net realized loss on investments                                       (4,615,668)
  Net unrealized appreciation on investments                                          6,828,143
                                                                                  -------------
    Net assets                                                                    $ 259,378,405
                                                                                  =============


See accompanying Notes to Financial Statements.




                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest income                                                    $ 12,386,608

Expenses:
  Subadvisory fees                                                      417,324
  Management fees                                                       379,385
  Distribution fees                                                     252,924
  Fund accounting fees                                                  124,338
  Administration fees                                                   101,463
  Professional fees                                                      70,917
  Custody fees                                                           44,399
  Insurance expense                                                      26,772
  Transfer agent fees                                                    22,499
  Miscellaneous                                                          18,198
  Director fees                                                           9,097
  Registration expense                                                      871
                                                                   ------------
    Net expenses                                                      1,468,187
                                                                   ------------
      NET INVESTMENT INCOME                                          10,918,421
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                      1,916,173
Net unrealized depreciation on investments                           (5,631,543)
                                                                   ------------
  Net realized and unrealized loss on investments                    (3,715,370)
                                                                   ------------

    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $  7,203,051
                                                                   ============

See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

                                                                    Year Ended          Year Ended
                                                                December 31, 2003   December 31, 2002
                                                                -----------------   -------------------
INCREASE  (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                             $  10,918,421    $  12,679,356
  Net realized gain (loss) on investments                               1,916,173       (2,082,635)
  Net unrealized appreciation (depreciation) on investments            (5,631,543)      10,752,389
                                                                    -------------    -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                7,203,051       21,349,110
                                                                    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                          (10,918,421)     (12,679,192)
                                                                    -------------    -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 (10,918,421)     (12,679,192)
                                                                    -------------    -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                            13,944,167       11,172,743
  Net asset value of shares issued on reinvestment of distributions    11,163,465       10,789,756
  Cost of shares redeemed                                              (2,957,706)     (19,551,524)
                                                                    -------------    -------------
    NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                       22,149,926        2,410,975
                                                                    -------------    -------------

    TOTAL INCREASE IN NET ASSETS                                       18,434,556       11,080,893

NET ASSETS
  Beginning of year                                                   240,943,849      229,862,956
                                                                    -------------    -------------
  END OF YEAR (including undistributed net
    investment income of $164 and $164, respectively)               $ 259,378,405    $ 240,943,849
                                                                    =============    =============

CHANGE IN SHARES
  Shares sold                                                             932,561          762,032
  Shares issued on reinvestment of distributions                          748,419          737,295
  Shares redeemed                                                        (198,625)      (1,330,728)
                                                                    -------------    -------------
  NET INCREASE                                                          1,482,355          168,599
                                                                    =============    =============






See accompanying Notes to Financial Statements.



                        BUILDERS FIXED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

For a share outstanding throughout each year.

                                                          Year Ended December 31,
                                          ---------------------------------------------------------
                                            2003       2002        2001        2000        1999
                                            ----       ----        ----        ----        ----

Net asset value, beginning of year         $ 15.02    $ 14.48     $ 14.43      $ 14.14     $ 15.14
                                           -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                      0.64        0.79        0.91        0.91        0.83
   Net realized and unrealized gain
      (loss) on investments                  (0.22)       0.54        0.05        0.29       (0.91)
                                           -------     -------     -------     -------     -------
      Total from investment operations        0.42        1.33        0.96        1.20       (0.08)
                                           -------     -------     -------     -------     -------

LESS DISTRIBUTIONS:
    From net investment income               (0.64)      (0.79)      (0.91)      (0.91)      (0.83)
    From realized gain                        --          --          --          --         (0.09)
                                           -------     -------     -------     -------     -------
      Total distributions                    (0.64)      (0.79)      (0.91)      (0.91)      (0.92)
                                           -------     -------     -------     -------     -------

Net asset value, end of year               $ 14.80     $ 15.02       14.48     $ 14.43     $ 14.14
                                           =======     =======     =======     =======     =======

Total return                                  2.88%       9.47%       6.79%       9.00%      (0.58%)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (millions)       $ 259.4   $   240.9   $   229.9   $   218.2   $   147.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived/expenses recouped        0.58%       0.57%       0.57%       0.62%       0.65%
  After fees waived/expenses recouped         0.58%       0.58%       0.60%       0.60%       0.60%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
  Before fees waived/expenses recouped        4.32%       5.42%       6.29%       6.47%       5.65%
  After fees waived/expenses recouped         4.32%       5.41%       6.26%       6.49%       5.70%

Portfolio turnover rate                      55.23%      85.82%      81.93%      50.93%      91.01%



See accompanying Notes to Financial Statements.

                        BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS at December 31, 2003
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

         Builders Fixed Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

         The Fund's investment objective is to provide current income. Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade fixed income securities, including at least 30% of its net assets in mortgage-backed securities that are issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and secured by ProLoan mortgages on residential homes that are built by union labor ("ProLoan mortgage-backed securities"). The Fund may invest less than 30% of its net assets in ProLoan mortgage-backed securities for defensive purposes if sufficient ProLoan mortgage-backed securities have not been generated or if Principal Global Investors, LLC (the "Subadviser") determines that higher exposure to mortgage-backed securities could have a negative impact on the Fund's performance. The average credit rating of the Fund's entire portfolio is at least AA-/Aa3 as rated by S&P or Moody's, respectively, or the equivalent rating of another rating agency. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities rated at the time of purchase A-/A3 as ranked by S&P or Moody's, respectively, or, if unrated, determined to be of comparable quality by the Subadviser. The Fund's average effective duration is within 30% of the duration of the Lehman Aggregate Bond Index.

         The Fund invests in different types of fixed income securities, including corporate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and money market instruments. The Fund also may invest up to 65% of its net assets in mortgage-backed securities, collateralized mortgage obligations and asset-backed securities.

         ProLoan program. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders to offer ProLoan mortgages to individuals whose homes are substantially union-built and newly constructed or substantially renovated. The Fund's manager, Capital Mortgage Management, Inc. (the "Manager") coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan home mortgages offer qualified borrowers the opportunity to lock in interest rates for a period of up to 270 days to allow time for construction or renovation of the borrower's home. Borrowers pay the Fund a commitment fee to lock in the interest rate, which is refunded to the borrower at closing. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. The ProLoan program also allows borrowers to "float down" to a lower interest rate if interest rates decline after the borrower has locked in an interest rate on a ProLoan by paying a fee to the Fund. The ProLoan program currently is operating in the St. Louis, Missouri; Louisville, Kentucky; Milwaukee, Wisconsin; Chicago, Peoria, Springfield, and Southern Illinois metropolitan areas.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

         (a)      Investment Valuation

                  Bonds and other fixed-income securities (other than short-term securities) are valued at the mean of the closing bid and asked prices, on the basis of prices provided by an independent pricing service. Short-term securities maturing more than 60 days from the valuation date for which reliable quotations are readily available are valued at current market quotations as provided by an independent pricing service or principal market maker. Short-term securities maturing in 60 days or less are valued at amortized cost. Securities for which market quotations temporarily are unavailable from a pricing service are valued at a price supplied by the Subadviser based on the average of the prices obtained by the Subadviser from two independent broker-dealer firms (or the price provided by one firm, if only one is available), pursuant to procedures approved by the Board of Directors. Securities (including restricted securities) for which reliable market quotations are not readily available are valued at a price supplied by an independent pricing service or, if none is available, at a fair price determined by the Valuation Committee of the Board of Directors in consultation with the Fund's custodian and Subadviser.

                  ProLoan Mortgage Pipeline. The Fund commits to acquire ProLoan mortgage-backed securities when such securities are issued, typically six months after the origination of the underlying ProLoans. This "pipeline" of mortgage commitments is valued at a price equal to the forward price of a six-month FNMA mortgage-backed security price as caclulated below. The Fund has a contractual agreement that allows it to assign ProLoan commitments to a third party at this price, and the Manager has determined that this price is equal to no more than fair market value. The Custodian uses the following formula for determining the fair market value of the Fund's ProLoan pipeline: The Custodian calculates the weighted average coupon rate of mortgage commitments in the Fund's pipeline, based on a pipeline summary provided by the Manager. The Custodian next subtracts 0.625% from the average coupon rate, and rounds the rate down to the nearest half-percent. From this coupon rate, the Custodian subtracts the spread between the one- and three-month forward prices for a 30-year FNMA with an identical coupon rate, and then subtracts an additional 0.125%.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------




                  WHEN-ISSUED AND FORWARD COMMITMENTS. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its custodian will segregate cash or other liquid assets equal to or greater than the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

                  If deemed advisable as a matter of investment strategy, the Fund may sell Proloans it has committed to purchase before those securities are delivered to the Fund on the settlement date. Procedures to segregate assets to cover these sales will follow the Fund's "Procedures for Segregating Securities For When-Issued Commitments".



         (b)      Federal Income and Excise Taxes

                  The Fund intends to continue to qualify each year as a "regulated investment company" under Sub chapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

                  For federal income tax purposes, the Fund has a net capital loss carryforward of $4,613,573.

                Expiring
                   2008                  $ 2,530,938
                   2010                  $ 2,082,635

         (c)      Distributions to Shareholders

                  Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of distributions to shareholders determined annually in accordance with federal tax regulations which may differ from GAAP.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

         (d)      Other

                  Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis.


NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

         (a)      Management Fee

                  The Fund has a Management Agreement with the Manager, to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager an annual fee as follows: 0.15% of the first $300 million of the Fund's average daily net assets; and 0.13% of average daily net assets in excess of $300 million. The fee is accrued daily and payable monthly.

         (b)      Subadviser Fee

                  The Manager has entered into an Investment Subadvisory Agreement with Principal Global Investors, LLC. At the direction of the Manager, the Fund will pay the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets.

         (c)      Administration Fee

                  The Fund has entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Fund, and supervising other organizations that provide services to the Fund. The Fund pays the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly.

         (d)      Distribution Coordinator and Distribution Plan

                  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted an Amended and Restated Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay the Manager, as Distribution Coordinator, effective November 1, 1999, an annual rate of 0.10% of the Fund's average daily net assets, payable monthly, to compensate the Distribution Coordinator for distribution and shareholder service activities. The Distribution Coordinator has agreed to limit the Fund's total operating expenses to 0.60% per annum of the Fund's average daily net assets through December 31, 2004. The Fund will reimburse the Distribution Coordinator for such expenses incurred in the previous three-year period to the extent that the reimbursement does not cause the Fund's operating expenses to exceed the 0.60% expense limitation.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

                  As of December 31, 2003, there is no cumulative unreimbursed amount paid and/or waived by the Distribution Coordinator on behalf of the Fund.


                  Additionally, the Plan authorizes the Distribution Coordinator to enter into agreements with service providers. Effective September 1, 2002, the Distribution Coordinator has entered into an agreement with Principal Life Insurance Company (the "Service Provider") in which the Service Provider, either directly or indirectly through an affiliate, desires to provide certain distribution and shareholder services to plan sponsors and certain participants ("Plan Participants") in qualified pension or retirement plans ("Plans") in connection with their investment in the Fund. The Service Provider is an affiliate of the Subadviser. At the direction of the Distribution Coordinator, the Fund's Administrator will pay the Service Provider a monthly fee equal to the average aggregate amount invested in each month in the Fund by Plans whose Plan Participants receive services provided by the Service Provider at an annual rate of 0.10%.

         (e)      Officers and Directors

                  Certain officers and directors of the Fund are also officers and directors of the Manager, Distribution Coordinator and Administrator. Directors who are not "interested persons" of the Fund, as defined by the 1940 Act, receive from the Fund as compensation an annual fee of $2,000 each and are reimbursed for any expenses incurred in attending meetings.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

         The cost of purchases and the proceeds from the sale of securities, excluding U.S. Government securities and short-term investments for the year ended December 31, 2003, were as follows:

               Purchases                               $ 141,111,778
               Sales                                   $ 140,502,287

         The Fund purchased $26,132,125 and sold $16,353,634 in U.S. Government securities.


NOTE 5 - REVERSE REPURCHASE AGREEMENTS

         During the year ended December 31, 2003, the Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

         Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

         The difference between the selling price and the repurchase price is accounted for as interest expense. At December 31, 2003, outstanding reverse repurchase agreements for the Fund, which were collateralized by mortgage-backed securities, were as follows:

                                                 Amount of
                                                  Reverse
            Collateral                           Repurchase     Interest    Maturity       Cost of           Value of
              Issuer         Counterparty        Agreements        Rate        Date       Collateral        Collateral
         ----------------- ------------------ ----------------- ----------- ----------- --------------- -- --------------
               UST           Merrill Lynch          $2,000,000      4.750%    11/15/08      $2,126,038        $2,122,500
               UST           Merrill Lynch           1,100,000      6.500%    02/15/10       1,256,090         1,254,000
               UST           Merrill Lynch             500,000      5.000%    02/15/11         525,875           525,000
               UST           Merrill Lynch             900,000      4.875%    02/15/12         931,926           930,375
                                              -----------------                         ---------------    --------------
                                                    $4,500,000                              $4,839,929        $4,831,875
                                              =================                         ===============    ==============


NOTE 6 - SHORT SALES

         The Fund may engage in short sales against the box, which involve selling a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale to hedge against anticipated declines in the market price of ProLoan mortgage-backed securities or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

         The short sale holdings at December 31, 2003 are as follows:


                       Principal                                                                 Net Unrealized
                         Amount                      Security                    Value            Depreciation
                  --------------------- ----------------------------------- ----------------- ---------------------

                      $19,700,000           FNMA TBA, 5.00%, 01/01/34          $19,496,854          $101,589



                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------



NOTE 7 - INCOME TAX INFORMATION

         As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                  Amounts
                                                              ---------------
         Cost of investments for tax purposes                   $292,900,597
                                                              ===============
         Gross tax unrealized appreciation                         8,541,209
         Gross tax unrealized depreciation                       (1,713,066)
                                                              ---------------
         Net tax unrealized appreciation on investments            6,828,143
                                                              ===============
         Undistributed ordinary income                                   164
         Capital loss carryforward                               (4,615,668)
         Post-October loss                                          (41,187)

         The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2003 and 2002) were as follows:

                                                    Net, long-term       Net, long-term
             Ordinary income    Ordinary income    capital gains total  capital gains per
                  Total            per share                                  share
---------- -------------------- ------------------ -------------------- -------------------
  2003         $10,918,421         $0.64                   $0                 $0.00
  2002         $12,679,192         $0.79                   $0                 $0.00


                        BUILDERS FIXED INCOME FUND, INC.


DIRECTOR AND OFFICER INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           # OF
                                                                                           PORTFOLIOS
                                         TERM OF                                           IN FUND
                            POSITION(S)  OFFICE AND                                        COMPLEX         OTHER
                            HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY     DIRECTORSHIPS HELD
   NAME, ADDRESS AND AGE    THE COMPANY  TIME SERVED   PAST FIVE YEARS                     DIRECTOR        BY DIRECTOR
--------------------------- ------------ ------------- ----------------------------------- -------------- ---------------------
Dan Mulligan (53)           Independent   Life        Member of United Brotherhood of          1         None
2290 S. Illnois Street      Director      Term;       Carpenters and Joiners of
Belleville, IL 62220                      5 years     America (1975-present); Director
                                                      of Organizing for the
                                                      Southern Illinois District
                                                      Council (1987-present);
                                                      3rd Vice-President of the
                                                      12th Congressional
                                                      District AFL-CIO C.O.P.E.
                                                      (1995-present); Trustee of
                                                      the Southern Illinois
                                                      Health and Welfare Fund
                                                      (1998-present); President
                                                      of S.I.D.C. Local 1997
                                                      (1985-present).
------------------------- ------------ ------------- ----------------------------------- -------------- ---------------------
James D. Slebiska (58)                  Life          Fifth District General Executive         1         Fifth District
4281 NE 38th Street        Independent  Term;         Board Member, United Brotherhood                   General Executive
Des Moines, IA  50317      Director     4 years       of Carpenters (Oct.                                Board, United
                                                      1969-present).
                                                                                                         Brotherhood of
                                                                                                         Carpenters
------------------------- ------------ ------------- ----------------------------------- -------------- ---------------------
Joseph A. Montanaro (64)                Life          Executive Director, Directed             1         None
3221 McKelvey Road,        Independent  Term;         Account Plan (formerly TWA
Suite 105                  Director     5 years       Pilots DAP 401(k)), (July 1993 -
Bridgeton, MO 63044                                   present) and Chairman of
                                                      Investment Committee (Oct. 1991
                                                      - July 1993); Co-Trustee, TWA
                                                      Flight Engineers Trust Plan
                                                      (1976 - Oct. 1991).
------------------------- ------------ ------------- ----------------------------------- -------------- ---------------------
 Dennis F. Penkalski                    Life          Retired (August 2001-present);           1         None
 (60)                      Independent  Term;         Former Executive Secretary,
 W 27558840 Hidden Lake    Director     2 years       Treasurer (1995-2001) Milwaukee
 Dr.                                                  & Southern Wisconsin Regional
 Mukwonago, WI 53149                                  Council of Carpenters
------------------------- ------------ ------------- ----------------------------------- -------------- ---------------------
 Bobby J. Yeggy (56)                    Life          Vice-President, Midwestern               1         Midwestern
 6910 N. Main Street,      Independent  Term;         District United Brotherhood of                     District General
 Unit 9                    Director     Since         Carpenters 2001-present;                           Executive Board,
 Granger, IN 46530                      August 2003   Director of Organizing                             United Brotherhood
                                                      Resources, United Brotherhood of                   of Carpenters
                                                      Carpenters 1996-2001; and
                                                      Secretary/Treasurer, Northeast
                                                      Indiana District Council of
                                                      Carpenters 1991-1996.
------------------------- ------------ ------------- ----------------------------------- -------------- ---------------------





                                      -38-

                                         BUILDERS FIXED INCOME FUND, INC.



DIRECTOR AND OFFICER INFORMATION (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                          INTERESTED DIRECTORS & OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            # OF
                                                                                           PORTFOLIOS
                                             TERM OF                                       IN FUND
                               POSITION(S)   OFFICE AND                                    COMPLEX         OTHER
                               HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S) DURING OVERSEEN BY     DIRECTORSHIPS HELD
   NAME, ADDRESS AND AGE       THE COMPANY   TIME SERVED    PAST FIVE YEARS                DIRECTOR        BY DIRECTOR
------------------------------ ------------- -------------- ----------------------------- ------------- ---------------------
 John W. Stewart* (44)         Chairman,     Life Term;     President, Capital Mortgage        1        None
 218 Henry Road                 President,   5 years        Management, Inc. (July
 Manchester, MO 63011           Treasurer                   1997-Present);
                                and                         Controller/System
                                Secretary                   Administrator, Carpenters'
                                                            District Council of Greater
                                                            St. Louis (August
                                                            1988-July 1997)
------------------------------ ------------- -------------- ----------------------------- ------------- ---------------------
Terry Nelson* (62)             Director      Life Term;     Executive Secretary and            1        United Way since
1401 Hampton Avenue                          5 years        Treasurer, Carpenters'                      1993
St. Louis, MO 63139                                         District Council of Greater
                                                            St. Louis (Aug.
                                                            1993-present);
                                                            Managing Trustee,
                                                            Carpenters' District
                                                            Council of Greater
                                                            St. Louis pension
                                                            fund, health and
                                                            welfare fund and
                                                            vacation fund (Aug.
                                                            1993-present);
                                                            Business
                                                            Representative,
                                                            Carpenters' District
                                                            Council of Greater
                                                            St. Louis (1981-Aug.
                                                            1993)
------------------------------ ------------- -------------- ----------------------------- ------------- ---------------------

* Mr. Stewart is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, due to his position as President of the Fund's
Manager. Mr. Nelson may be deemed to be an interested person of the Fund due to his position as a Trustee of a pension fund that owns more than 5% of the Fund's shares.


logo                                            Deloitte & Touche LLP
                                                One City Centre
                                                St. Louis, Missouri 63101-1819
                                                USA

                                                Tel: +1 314 342 4900
                                                www.deloitte.com





INDEPENDENT AUDITORS' REPORT


Shareholders and Board of Directors
Builders Fixed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Builders Fixed Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by corresponding with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Builders Fixed Income Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ DELOITTE & TOUCHE LLP
-------------------------
St. Louis, Missouri
February 6, 2004

--------------------------------------------------------------------------------
                                     Manager
                        CAPITAL MORTGAGE MANAGEMENT, INC.
                                 218 Henry Road
                           Manchester, Missouri 63011

                                   Subadviser
                         PRINCIPAL GLOBAL INVESTORS, LLC
                                801 Grand Avenue
                             Des Moines, Iowa 50392

                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                    Custodian
                                 UMB BANK, N.A.
                               928 Grand Boulevard
                           Kansas City, Missouri 64106

                                 Transfer Agent
                           UNIFIED FUND SERVICES, INC.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110
                                 (877) 923-5626

                                  Legal Counsel
                               THOMPSON COBURN LLP
                               One U.S. Bank Plaza
                               St. Louis, MO 63101

                                     Auditor
                              DELOITTE & TOUCHE LLP
                           One City Centre, 22nd Floor
                               St. Louis, MO 63101

--------------------------------------------------------------------------------

THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Penkalski is the audit committee financial expert and is considered to be independent.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Builders Fixed Income Fund, Inc. (the "Fund") has engaged Deloitte & Touche LLP ("Deloitte") as its independent public accountants to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the Fund's annual financial statements and services that normally are provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by Deloitte for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed by Deloitte for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees.

----------------------------- ----------------------- -----------------------
                                  FYE  12/31/2003         FYE  12/31/2002
----------------------------- ----------------------- -----------------------
Audit Fees                             $19,000                 $18,275
Audit-Related Fees                     --                      --
Tax Fees(1)                              6,210                   5,935
All Other Fees                         --                      --
                               ----------------------- -----------------------
                                       $25,210                 $24,210
----------------------------- ----------------------- -----------------------

(1)  Tax services are considered to be non-audit services.

The audit committee of the board of directors of the Fund (the "Committee") has adopted policies and procedures that require it to pre-approve all audit and non-audit services provided to the Fund, including services provided to the Fund's manager, Capital Mortgage Management, Inc. ("CMM"). All of the fees set forth in the table above were pre-approved by the Committee. Deloitte has advised the Committee that all hours spent on auditing the Fund's financial statements were attributed to work performed by full-time permanent employees of Deloitte.

The following table indicates the non-audit fees billed by Deloitte to CMM for the last two years. The non-audit fees billed to CMM in 2003 were for the provision of an independent review of a Fund pricing issue. The Committee considered whether the provision of such non-audit services to CMM was compatible with maintaining the Deloitte's independence, and concluded that the provision of such non-audit services by Deloitte has not compromised its independence.

----------------------------- ------------------------ -----------------------
Non-Audit Related Fees            FYE  12/31/2003          FYE  12/31/2002
----------------------------- ------------------------ -----------------------
Capital Mortgage Management           $30,000                   --
                              ------------------------ -----------------------
                                      $30,000                   --
----------------------------- ------------------------ -----------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable to reports filed for periods ending before January 1, 2004.


ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



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ITEM 11. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO. Filed herewith.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) BUILDERS FIXED INCOME FUND, INC.

         By (Signature and Title)   /S/ JOHN W. STEWART
                                  ------------------------------------------
                                  John W. Stewart, President

         Date     March 8, 2004
                ------------------------------------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*  /S/ JOHN W. STEWART
                                  ---------------------------------------------
                                  John W. Stewart, President and Treasurer

         Date     March 8, 2004
             ------------------------------------------------------------------


* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.





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